Exhibit 99.3

                     ELECTION FORM AND LETTER OF TRANSMITTAL
                 TO ACCOMPANY CERTIFICATES FOR COMMON SHARES OF
                           FIRST SHARES BANCORP, INC.

         PLEASE READ AND FOLLOW THE ACCOMPANYING INSTRUCTIONS CAREFULLY

To:    Computershare Trust Company of New York, as Exchange Agent

       By Mail                              By Hand, Overnight Delivery,       By Facsimile  (for  Guarantee of
                                            Service or Courier                 Delivery only):

       Computershare Trust Company of       Computershare Trust Company of     (212) 701-7636
       New York                             New York
       Wall Street Station                  Wall Street Plaza                  For confirmation and assistance
       P.O. Box 1010                        88 Pine Street, 19th Floor         telephone: (800) 245-7630
       New York, New York 10268-1010        New York, New York 10005



Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery.



Questions and requests for information relating to this Election Form and Letter of Transmittal should be directed to Computershare Trust Company of New York
(the "Exchange Agent") at the address and phone number set forth above.



         ELECTION DEADLINE: 5:00 P.M., NEW YORK CITY TIME, JULY 14, 2004


                            FAILURE TO COMPLETE SUBSTITUTE FORM W-9 MAY SUBJECT YOU TO BACK-UP WITHHOLDING.

----------------------------------------------------------------------------------------------------------------------------
                               DESCRIPTION OF CERTIFICATES OF FSB COMMON SHARES SURRENDERED
----------------------------------------------------------------------------------------------------------------------------
                                                                        Certificate(s) Being Surrendered
            Name(s) of Record Holder(s)                    (Attach additional list if necessary -- See Instruction 2)
  As Shown on the Certificate(s) and Address(es)
             of such Record Holder(s)
                                                     -----------------------------------------------------------------------
                                                      Certificate           Number of Shares            Number of Shares
                                                       Number(s)       Represented by Certificates         Surrendered
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                     Total Shares
----------------------------------------------------------------------------------------------------------------------------
YOU MUST ENCLOSE ALL OF YOUR  CERTIFICATES  FOR YOUR FSB COMMON SHARES WITH THIS
LETTER OF TRANSMITTAL UNLESS THE GUARANTEE OF DELIVERY IS COMPLETED.
----------------------------------------------------------------------------------------------------------------------------

[ ]  Check here if certificate has been lost or destroyed (See Instruction 12)

     Completing and returning this Election Form and Letter of Transmittal does not have the effect of casting a vote with respect to approval of the Agreement and Plan of Reorganization and the related merger at the annual meetings of Shareholders of Lincoln Bancorp and First Shares Bancorp, Inc. In order to cast a vote, you must separately complete, sign and return the proxy card or cards you received.

     Pursuant to the Agreement and Plan of Reorganization, dated as of March 10, 2004 (the "Merger Agreement"), by and among Lincoln Bancorp ("Lincoln"), First Shares Bancorp, Inc. ("FSB"), Lincoln Bank, a federal savings bank, and First Bank, an Indiana commercial bank, the undersigned hereby surrenders to the Exchange Agent the certificate(s) representing common shares, $.01 par value, of FSB (the "FSB common shares") owned of record by the undersigned and hereby elects (the "Election"), in the manner indicated below, to have each FSB common share evidenced by such certificate(s) converted into the right to receive one (and only one) of the following:


     o .75 shares (the "Stock Consideration") of Lincoln common stock, without par value (the "Stock Election"), subject to proration as described in the joint proxy statement/prospectus dated May 12, 2004 (the "Proxy Statement") and set forth in the Merger Agreement;


     o $14.80 in cash (the "Cash Consideration" and the "Cash Election"), subject to proration as described in the Proxy Statement and set forth in the Merger Agreement; or

     o The Stock Consideration may be elected with respect to a portion of the undersigned's FSB common shares and the Cash Consideration with respect to a portion (i.e., the balance) of the undersigned's FSB common shares, subject to proration as described in the Proxy Statement and set forth in the Merger Agreement (the "Mixed Election").

     If the undersigned does not mark one of the election boxes below or marks more than one box, the undersigned will be deemed to have made "No Election" and will have his or her shares converted into cash and/or Lincoln common stock as provided in the Merger Agreement.


     The undersigned understands that the Election is subject to certain terms, conditions and limitations set forth in the Merger Agreement and described in the Proxy Statement. A copy of the Merger Agreement is attached to the Proxy Statement as Annex A. These terms, conditions and limitations include, but are not limited to, the fact that pursuant to the allocation procedure described in the Proxy Statement and set forth in the Merger Agreement, holders may be subject to a proration process in which the holder receives a combination of the Cash Consideration and Stock Consideration for the holder's FSB common shares. All Elections are subject to the allocation procedures set forth in Section 3.01(c) of the Merger Agreement. The allocation procedures are described under the caption "Election and Allocation Procedures" in the Proxy Statement beginning on page 62. Holders of FSB common shares are urged to read the Merger Agreement and Proxy Statement in their entirety before completing this Election Form and Letter of Transmittal.


     The undersigned understands that the definitive terms pursuant to which the merger will be effected in accordance with the Merger Agreement, including the amount and form of consideration to be received by holders of FSB common shares, the effect of this Election Form and Letter of Transmittal, and certain conditions to the consummation of the merger, are summarized in the Proxy Statement and all of those definitive terms and conditions are set forth in full in the Merger Agreement. The undersigned also understands that different tax consequences may be associated with each of the election options, and the undersigned is aware that those consequences are summarized in general terms in the Proxy Statement section entitled "Material Federal Income Tax Consequences."

     The undersigned hereby makes the following election for all of the undersigned's FSB common shares owned of record and surrendered with this Election Form and Letter of Transmittal:

--------------------------------------------------------------------------------
                                    ELECTION
--------------------------------------------------------------------------------

Check one of the boxes below:

         [ ]  Stock Election
         [ ]  Cash Election
         [ ]  Mixed Election, Convert:
              _____FSB common shares into Cash Consideration
              _____FSB common shares into Stock Consideration

--------------------------------------------------------------------------------

     The Exchange Agent reserves the right to deem that the undersigned has made No Election if:

     o None of the above Elections is made or more than one of the above Elections is made; or

     o The undersigned fails to follow the instructions on this Election Form and Letter of Transmittal (including failure to submit share certificate(s) or a Guarantee of Delivery) or otherwise fails to properly make an election; or


     o A completed Election Form and Letter of Transmittal (including surrender of the holder's share certificate(s) or a Guarantee of Delivery) is not received by the Exchange Agent by 5:00 p.m., New York City time, on July 14, 2004, unless this deadline is extended in accordance with the terms of the Merger Agreement (the "Election Deadline"); or


     o The undersigned returns this Election Form and Letter of Transmittal with a Guarantee of Delivery but does not deliver the share certificate(s) representing the shares in respect of which the Election is being made within three trading days after the Election Deadline.

     In order to receive the Merger Consideration, this Election Form and Letter of Transmittal must be (1) completed and signed in the space in the box labeled "Shareholder(s) Sign Here" and on the Substitute Form W-9 and (2) mailed or delivered with the holder's share certificate(s) or a Guarantee of Delivery to the Exchange Agent at the appropriate address set forth above (or the facsimile number, if applicable). In order to properly make an Election, the Election Form and Letter of Transmittal and other required documents must be received by the Exchange Agent prior to the Election Deadline. Lincoln will notify the Exchange Agent of any extension of the Election Deadline by oral notice (promptly confirmed in writing) or written notice. Lincoln will make a press release or other public announcement of that extension prior to 9:00 a.m., Plainfield, Indiana time, on the next business day following the previously scheduled Election Deadline.

     If the undersigned is acting in a representative capacity for a particular beneficial owner, the undersigned hereby certifies that this Election Form and Letter of Transmittal covers all of the FSB common shares owned of record by the undersigned in a representative or fiduciary capacity for that particular beneficial owner.

     The undersigned hereby acknowledges receipt of the Proxy Statement and agrees that all Elections, instructions and orders in this Election Form and Letter of Transmittal are subject to the terms and conditions of the Merger Agreement, the Proxy Statement and the instructions applicable to this Election Form and Letter of Transmittal. The undersigned hereby represents and warrants that the undersigned is, as of the date hereof, and will be, as of the effective time of the merger, the record holder of the FSB common shares represented by the share certificate(s) surrendered with this Election Form and Letter of Transmittal, with good title to those common shares and full power and authority
(1) to sell, assign and transfer those common shares free and clear of all liens, restrictions, charges and encumbrances, which shares are not subject to any adverse claims and (2) to make the Election indicated herein. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of those FSB common shares.

     The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange pursuant to the Merger Agreement and the instructions hereto. The undersigned hereby authorizes and instructs the Exchange Agent to deliver the certificate(s) covered hereby, and to receive on the undersigned's behalf, in exchange for the FSB common shares represented by such certificate(s), any check and/or any certificate(s) for Lincoln common stock issuable to the undersigned. Further, the undersigned authorizes the Exchange Agent to follow any Election and to rely upon all representations, certifications and instructions contained in this Election Form and Letter of Transmittal. All authority conferred or agreed to be conferred in this Election Form and Letter of Transmittal is binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and is not affected by, and survives, the death or incapacity of the undersigned.

     Record holders of FSB common shares who are nominees only may submit a separate Election Form and Letter of Transmittal for each beneficial holder for whom that record holder is a nominee. However, at the request of Lincoln, that record holder must certify to the satisfaction of Lincoln that the record holder holds those shares as nominee for the beneficial owner(s) thereof. Each beneficial owner for whom a separate Election Form and Letter of Transmittal is submitted will be treated as a separate holder of FSB common shares.

     As a result of completing and signing this Election Form and Letter of Transmittal in accordance with the instructions, you will NOT need to sign the back of your stock certificates.

                              GUARANTEE OF DELIVERY
                             (TO BE USED ONLY AS TO
                     CERTIFICATES NOT TRANSMITTED HEREWITH)
                              (See Instruction 15)

                          By Facsimile: (212) 701-7636
     For confirmation of receipt of Guarantee of Delivery: (800) 245-7630

The undersigned, who is (check applicable box):

      [ ]  a member of a registered national securities exchange;
      [ ]  a member of The National Association of Securities Dealers, Inc.; or
      [ ]  a commercial bank or trust company in the United States,

guarantees to deliver to the Exchange Agent either all of the certificate(s) for FSB common shares to which this Election Form and Letter of Transmittal relates, or such of those certificates as are identified below, duly endorsed in blank or otherwise in form acceptable for transfer on the books of FSB, no later than 5:00 p.m., New York City time, on the third trading day after the Election Deadline.

                                                        Shares Represented by
         Certificate No.                                   Each Certificate
         ---------------                                ---------------------


         ---------------                                ---------------------

         ---------------                                ---------------------

         ---------------                                ---------------------

         ---------------                                ---------------------




--------------------------------------------------------------------------------
                              (Firm - Please Print)



--------------------------------------------------------------------------------
                             (Authorized Signature)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    (Address)



--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)


--------------------------------------------------------------------------------
                                     (Date)



-----------------------------------------------------------           --------------------------------------------------------------

              SPECIAL DELIVERY INSTRUCTIONS                                       SHAREHOLDER(S) SIGN HERE
                (See Instructions 6 & 8)                                  (Also complete Substitute Form W-9 below)

      To be completed ONLY if the check and/or the                    o IMPORTANT: Please date and sign exactly as
your certificate for the Lincoln common stock are to be                            name(s) appears on the enclosed certificate(s).
issued in the name of the record holder(s) of the FSB                              If shares are held jointly, each owner must sign.
common shares but are to be sent to another person or to
an address other than as set forth beneath the record                      A check(s) and/or certificate(s) for Lincoln common
holder's signature on this Election Form and Letter of                stock will be issued only in the name of the person(s)
Transmittal.                                                          submitting this Election Form and Letter of Transmittal
                                                                      and will be mailed to the address set forth beneath the
                                                                      person's signature unless the Special Delivery Instructions
      Check and/or  certificate(s) for Lincoln common stock           or Special Issuance Instructions are completed.
to be delivered to: *
                                                                      --------------------------------------------------------------
Name:
     ------------------------------------------------------           --------------------------------------------------------------
                (Please Print)                                               (Signature(s) of Owner(s) - See Instruction 7)
Address:
         --------------------------------------------------
                                                                      Dated:
         --------------------------------------------------           --------------------------------------------------------------

         --------------------------------------------------           --------------------------------------------------------------
                   (Include Zip Code)                                     Social Security or other Tax Identification Number
                                                                                      (See Substitute Form W-9 below)
     *Please attach additional sheets if necessary.

-----------------------------------------------------------
                SPECIAL ISSUANCE INSTRUCTION                          When signing as attorney, administrator, trustee,
                  (See Instructions 6 and 8)                          guardian, corporate office, attorney-in-fact, officer of a corporation or any other fiduciary or representative
To be completed ONLY if the check is to be made                       capacity, please provide the following information. See
payable to and/or the certificate(s) for Lincoln common               Instruction 7.
stock is to be issued in the name of someone other than
the record holder(s) of the FSB common shares or the
name of the record holder(s) needs to be corrected or                 Name:_________________________________________________________
changed.
                                                                      Capacity: ____________________________________________________
Issue  [ ] Certificate               [ ] Check
                                                                      Address:  ____________________________________________________

Name:______________________________________________________                     ____________________________________________________
                   (Please Print)
                                                                                ____________________________________________________
Address:___________________________________________________                                         (Include Zip Code)

   ________________________________________________________           (    )  ______________________________________________________
                                                                                       Area Code and Telephone Number:
   ________________________________________________________
                (Include Zip Code)

                                                                                        SIGNATURE GUARANTEE
                                                                                   (If required by Instruction 6)
                                                                             Apply Signature Guarantee Medallion Below
-----------------------------------------------------------
         (Tax Identification or Social Security No.)
             (See Substitute Form W-9 Below)


Note:     In the event that the check and/or  certificate  representing  Lincoln common stock is to be issued in exactly the name of the record  holder
          as  inscribed  on  the  surrendered  FSB  share  certificate(s),   the
          surrendered  certificate(s)  need not be endorsed  and no guarantee of the  signature  on this  Election  Form and Letter of  Transmittal  is required.



================================================================================

                 PAYOR: Computershare Trust Company of New York

Name (If joint names, list first and circle the name of the person or entity whose number you enter in Part 1 below)

--------------------------------------------------------------------------------

Address_________________________________________________________________________

City, State and Zip Code _______________________________________________________

--------------------------------------------------------------------------------

SUBSTITUTE                      Part 1 - PLEASE PROVIDE YOUR TAXPAYER                 Social Security Number
                                IDENTIFICATION NUMBER IN THE BOX AT RIGHT AND         or
                                CERTIFY BY SIGNING AND DATING BELOW                   Employer Identification Number

Form W-9                                                                              ___________________

Department of the Treasury
Internal Revenue Service

Payer's Request For
Taxpayer Identification
Number (TIN)
                                -------------------------------------------------------------------------------

                                Part 2 - Check this box if you are NOT subject to backup withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code because
                                (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal
                                Revenue Service has notified you that you are no
                                longer subject to backup withholding: [_]
                                -------------------------------------------------------------------------------

                                CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I      Part 3 -
                                CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM
                                IS TRUE, CORRECT AND COMPLETE


                                                                                      Awaiting TIN   [ ]
                                SIGNATURE                     DATE:
                                         -----------------          ------------
=============================================================================================================

NOTE: Failure to complete and return this form may result in backup U.S. federal income tax withholding of 28% of any payments made to the you pursuant to the Merger Agreement. Please review the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional details.




                CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within thirty (30) days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature                                        Date
          ------------------------------------        -------------------------

                           FIRST SHARES BANCORP, INC.

               PLEASE READ AND FOLLOW THESE INSTRUCTIONS CAREFULLY


1. General. This Election Form and Letter of Transmittal is to be completed and submitted to the Exchange Agent prior to the Election Deadline by those holders of FSB common shares who desire to make an Election. Holders of FSB common shares who do not complete and submit this Election Form and Letter of Transmittal prior to the Election Deadline cannot make an election. They will be deemed to have made No Election.

     Until a record holder's share certificate(s) are received by the Exchange Agent at the appropriate address (or by the facsimile number solely with respect to a Guarantee of Delivery) set forth on the front of this Election Form and Letter of Transmittal, together with any other documents the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, the holder will not receive any certificate representing the Stock Consideration and/or check representing the Cash Consideration or the check representing cash in lieu of fractional shares (if any) in exchange for the holder's share certificate(s). No interest will accrue on the Cash Consideration or any cash in lieu of fractional shares. Holders of FSB common shares receiving Stock Consideration will be entitled to any dividends or other distributions with respect to Lincoln common stock which have a record date and are paid after the effective time of the merger at such time as they become entitled to receive the Lincoln stock certificates.

     Completing and returning this Election Form and Letter of Transmittal does not have the effect of casting a vote with respect to approval of the Merger Agreement and the related merger at the annual meetings of shareholders of FSB or Lincoln. In order to cast a vote, you must separately complete, sign and return the proxy card or cards you received.

2. Listing of Certificates. List the certificate number and number of shares for each certificate of FSB common shares surrendered in the space provided. The total number of shares surrendered should equal the total number of shares of FSB held of record at the effective time of the merger. The Exchange Agent may delay the exchange until any differences in the number of FSB common shares surrendered and the number of FSB common shares held of record is resolved.

     If your shares are registered differently on several stock certificates, it will be necessary for you to complete, sign and submit a separate Election Form and Letter of Transmittal for each different share registration.

     If the space provided for listing certificates is inadequate, the additional certificate numbers, number of shares, number of shares surrendered and registered owners should be listed on a separate, signed schedule attached to this Election Form and Letter of Transmittal.

3. Time in Which to Make an Election. For an election to be validly made, the Exchange Agent must receive, at the applicable address set forth on the front of this Election Form and Letter of Transmittal, prior to the Election Deadline, this Election Form and Letter of Transmittal, properly completed and executed and accompanied by all of the certificates listed in the box entitled "Description of FSB Common Shares Surrendered" representing FSB common shares owned by that holder or by a Guarantee of Delivery. Any shareholder whose Election Form and Letter of Transmittal and certificates (or Guarantee of Delivery) are not so received will be deemed to have made No Election. In the event FSB common shares covered by a Guarantee of Delivery are not received within three trading days after the Election Deadline, unless that deadline has been extended in accordance with the Merger Agreement, the holder of the shares will be deemed to have made No Election.

4. Change or Revocation of Election. Any holder of FSB common shares who has made an Election by submitting an Election Form and Letter of Transmittal to the Exchange Agent may at any time prior to the Election Deadline change that holder's Election by submitting to the Exchange Agent a revised Election Form and Letter of Transmittal, properly completed and signed, that is received by the Exchange Agent prior to the Election Deadline. Any holder of FSB common shares may at any time prior to the Election Deadline revoke the Election and withdraw the certificate(s) for the holder's FSB common shares deposited with the Exchange Agent by written notice to the Exchange Agent received prior to the Election Deadline. After the Election Deadline, a holder of FSB common shares may not change the Election and may not withdraw his or her certificate(s) unless the Merger Agreement is terminated.

5. Nominees. Record holders of FSB common shares who are nominees only may submit a separate Election Form and Letter of Transmittal for each beneficial owner for whom the record holder is a nominee. However, at the request of Lincoln the record holder must certify to Lincoln's satisfaction that the record holder holds those FSB common shares as nominee for the beneficial owner(s) thereof. Each beneficial owner for which a separate Election Form and Letter of Transmittal is submitted will be treated as a separate holder of FSB common shares.

6. Guarantee of Signatures. No signature Guarantee on the Election Form and Letter of Transmittal is required if this Election Form and Letter of Transmittal is signed by the registered holder(s) of the shares listed on this Election Form and Letter of Transmittal, unless the holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above. If either of those boxes has been completed, or if this Election Form and Letter of Transmittal is NOT signed by the registered holder(s) of the shares listed on this Election Form and Letter of Transmittal, all signatures on this Election Form and Letter of Transmittal must be guaranteed as described below.

     If signatures are required to be guaranteed, they must be guaranteed by one of the following:

     o    a commercial bank (not a savings bank or savings and loan association)
     o    a trust company
     o a brokerage firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc.

7. Signature Requirements. If this Election Form and Letter of Transmittal is signed by the registered holder(s) of the shares submitted, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates without alteration, enlargement or any other change. If the shares are owned of record by two or more joint owners, all such owners must sign this Election Form and Letter of Transmittal. As described in Instruction 2, if any surrendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Election Forms and Letters of Transmittal as there are different registrations of certificates.

     If this Election Form and Letter of Transmittal or any certificates or stock powers are signed by one or more trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation or other persons acting in a fiduciary or representative capacity, such person(s) should so indicate when signing, and proper evidence satisfactory to the Exchange Agent of such person's or persons' authority so to act must be submitted.

     If this Election Form and Letter of Transmittal is signed by a person other than the registered holder(s) of the shares listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed as described in Instruction 6.

     In the event the name of the record holder(s) needs to be corrected or has changed (by marriage or otherwise), see Instruction 8.

8. Special Issuance and Delivery Instructions. Unless instructions to the contrary are given in the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions," the certificate representing Lincoln common stock and/or the check to be distributed upon the surrender of FSB common shares pursuant to this Election Form and Letter of Transmittal will be issued in the name and mailed to the address of the record holder(s) set forth in the box entitled "Description of FSB Common Shares Surrendered."

     If the certificate and/or check are to be issued in the name of a person or persons other than the record holder(s) or if the name of the record holder(s) needs to be corrected or changed (due to marriage or any other reason), the box entitled "Special Issuance Instructions" must be completed. If the certificate and/or check are to be sent to a person or persons other than the record holder(s) or to the record holder(s) at an address other than that shown in the box entitled "Description of FSB
     Common Shares Surrendered," the box entitled "Special Delivery Instructions" must be completed.

     If the box entitled "Special Issuance Instructions" is completed or the box entitled "Special Delivery Instructions" is completed other than for the sole purpose of changing the address of the record holder(s), the signature(s) of the person(s) signing this Election Form and Letter of Transmittal must be guaranteed. See Instruction 6.

9. Important Tax Information - Substitute Form W-9. Under the federal income tax law, a shareholder whose surrendered certificates are accepted for exchange is required to provide the Exchange Agent with his or her correct Taxpayer Identification Number ("TIN") on Substitute Form W-9. If the shareholder is an individual, the TIN is his or her Social Security Number. If the Exchange Agent is not provided with the correct TIN, the shareholder may be subject to certain penalties imposed by the Internal Revenue Service. In addition, payments that are made to such a shareholder may be subject to backup withholding.

     Exempt shareholders (including, among others, all corporations and foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 28% of any such payments made to the shareholder. Backup withholding is not an additional tax. Rather the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     To Prevent Backup Withholding on payments that are made to a shareholder, the shareholder is required to notify the Exchange Agent of his or her correct TIN by completing the form appearing on this Election Form and Letter of Transmittal certifying that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and that (1) the shareholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he or she is no longer subject to backup withholding. SUBSTITUTE FORM W-9 CERTIFICATION GUIDELINES ARE INCLUDED WITH THESE INSTRUCTIONS.

     The shareholder is required to give the Exchange Agent the Social Security Number or Employer Identification Number of the record owner of the shares surrendered. If the shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

10. Method of Delivery. The method of delivery of all documents is at the option and risk of the holder of FSB common shares. If delivery is by mail, the use of registered mail, with return receipt requested, properly insured, is strongly recommended. A large WHITE return envelope is enclosed. Do not return this Election Form and Letter of Transmittal using the smaller BLUE envelope provided for return of your proxy card. It is suggested that this Election Form and Letter of Transmittal be hand delivered or mailed to the Exchange Agent as soon as possible. Delivery of the documents will be deemed effective, and risk of loss and title with respect thereto will pass, only when materials are actually received by the Exchange Agent.

11. Payment Will Be Made by a Single Check or Certificate. Normally, a single check and/or a single certificate representing Lincoln common stock will be issued. However, if for tax purposes or otherwise a holder wishes to have multiple certificates issued in particular denominations, explicit written instructions to the Exchange Agent should be provided.

12. Lost, Stolen or Destroyed Certificates. The Exchange Agent will accept FSB common shares properly submitted in compliance with this Election Form and Letter of Transmittal without physical delivery of the certificate(s) in the case of lost, stolen or destroyed certificates, subject to satisfactory completion of an Affidavit of Lost, Stolen, or Destroyed Certificate, and such other procedures as may be deemed necessary by the Exchange Agent, including the posting of bond or other security. Holders with lost, stolen or destroyed certificates should notify the Exchange Agent in writing and await instructions as to how to proceed.

13. Non-Consummation of Merger. Consummation of the merger is subject to the required approval of the shareholders of FSB and Lincoln and to the satisfaction of certain other conditions. No payments related to any surrender of certificates will be made prior to the consummation of the merger, and no payments will be made to shareholders if the Merger Agreement is terminated. If the Merger Agreement is terminated, all Elections will be void and of no effect and certificates submitted to the Exchange Agent will be returned as soon as practicable to the persons submitting them.

14. Voting Rights and Dividends. Holders of FSB common shares will continue to have the right to vote and to receive all dividends paid on FSB common shares deposited by them with the Exchange Agent until the merger becomes effective.

15. Guarantee of Delivery. Holders of FSB common shares whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Election Deadline may deliver their FSB common shares by properly completing and duly executing a Guarantee of Delivery if:

     (1) the Guarantee of Delivery is made by or through a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States;

     (2) prior to the Election Deadline, the Exchange Agent receives a properly completed and duly executed Guarantee of Delivery, substantially in the form provided herein; and

     (3) the certificates for all the FSB common shares covered by the Guarantee of Delivery, in proper form for transfer (or a book entry confirmation), together with a properly completed and duly executed Election Form and Letter of Transmittal and any other documents required by the Election Form and Letter of Transmittal are received by the Exchange Agent within three trading days after the Election Deadline. If the above requirements are not satisfied in a timely manner, the holder will be deemed to make No Election.

16. Construction. All Elections will be considered in accordance with the terms and conditions of the Merger Agreement.

     All questions with respect to the Election Form and Letter of Transmittal (including without limitation, questions relating to the timeliness, effectiveness or revocation of any Election) will be resolved by Lincoln in its sole discretion, and any such resolution will be final and binding.

     The Exchange Agent is under no obligation to provide notification of any defects in the deposit and surrender of any certificate(s) formerly representing FSB common shares, nor will the Exchange Agent incur any liability for the failure to do so.

17. No Fractional Shares. No fraction of a share of Lincoln common stock will be issued upon the surrender for exchange of certificate(s) for FSB common shares. In lieu of fractional shares, an amount of cash determined under the formula set forth in the Merger Agreement will be paid by check.

18. Assistance and Information. Questions and requests for information or assistance relating to this Election Form and Letter of Transmittal should be directed to Computershare Trust Company of New York (telephone: (800) 245-7630). Additional copies of the Proxy Statement and this Election Form and Letter of Transmittal may be obtained from Computershare Trust Company of New York at the address set forth on the front of this Election Form and Letter of Transmittal or by calling Computershare Trust Company of New York at the telephone number set forth in the preceding sentence.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

 GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.

Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-000000. The table below will help determine the number to give to the payer.

-------------------------------- ---------------------------------- ------------------------------ ---------------------------------
For this type of account:        Give the name and SOCIAL           For this type of account       Give the EMPLOYER
                                 SECURITY number of -                                              IDENTIFICATION number of -
-------------------------------- ---------------------------------- ------------------------------ ---------------------------------

1.An individual's account        The Individual                     8. Sole Proprietorship         The owner (4)
                                                                         account
-------------------------------- ---------------------------------- ------------------------------ ---------------------------------

2. Two or more individuals       The actual owner of the account,   9. A valid trust, estate, or   The legal entity (5)
                  (joint         or if combined funds, the first       pension trust
                  account)       individual on the account (1)
-------------------------------- ---------------------------------- ------------------------------ ---------------------------------

3. Husband and wife (joint       The actual owner of the account   10. Corporate account            The corporation
                   account)      or, if joint funds, the first
                                 individual on the account (1)
-------------------------------- ---------------------------------- ------------------------------ ---------------------------------

4. Custodian account of a        The minor (2)                     11. Religious, charitable,      The organization
   minor (Uniform Gift to                                              or educational
   Minors Act)                                                         organization account
-------------------------------- ---------------------------------- ------------------------------ ---------------------------------

5.    Adult and minor (joint     The adult or, if the minor is     12. Partnership account         The partnership
      account                    the only contributor, the minor
                                 (1)
-------------------------------- ---------------------------------- ------------------------------ ---------------------------------

6.    Account in the name of     The ward, minor, or incompetent    13. Association, club or       The organization
      guardian or committee      person (3)                             other tax-exempt
      for a designated ward,                                            organization
      minor, or incompetent                                         14. A broker or registered     The broker or nominee
      person                                                            nominee
-------------------------------- ---------------------------------- ------------------------------ ---------------------------------

7.  a. The usual revocable       The grantor-trustee (1)            15.   Account with the         The public entity
      savings trust account                                               Department of
      (grantor is also trustee)                                           Agriculture in the
     b. So-called trust account  The actual owner (1)                     name of a public
      that is not a legal or                                              entity (such as a
      valid trust under state                                             state or local
      law                                                                 government, school
                                                                          district or prison)
                                                                          that receives
                                                                          agricultural program
                                                                          payments
------------------------------------------------------------------------------------------------------------------------------------

16.  If you are an LLC that is disregarded as an entity  separate from its owner
     (see  Limited  liability  company  (LLC)  above),   and  are  owned  by  an
     individual,  enter your SSN (or "pre-LLC" EIN, if desired). If the owner of a disregarded LLC is a corporation,  partnership,  etc.,  enter the owner's
     EIN.
------------------------------------------------------------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2)  Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4)  Show the name of the  owner.  You may also enter  your  business  or "doing business as" name. You may use either your social security number or employer identification number (if you have one).
(5) List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9


Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, or Form W-7, Application for Individual Taxpayer ID No. or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section, 401(f)(2).

2.   The United States or any of its agencies or instrumentalities.

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5.   An international organization or any of its agencies or instrumentalities.

     Other payees that may be exempt from backup withholding include:

6.   A corporation.

7.   A foreign central bank of issue.

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

9. A futures commission merchant registered with the Commodity Futures Trading Commission.

10.  A real estate investment trust.

11. An entity registered at all times during the tax year under the Investment Company Act of 1940.

12.  A common trust fund operated by a bank under section 584(a).

13.  A financial institution.

14.  A middleman known in the investment community as a nominee or custodian.

15.  A trust exempt from tax under section 664 or described in section 4947.

     The following types of payments are exempt from backup withholding as indicated for items 1 through 15 above.

Interest and dividend payments. All listed payees are exempt except the payee in item 9.

Broker transactions. All payees listed in items 1 through 13 are exempt. A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker is also exempt.

Barter exchange transactions and patronage dividends. Only payees listed in items 1 through 5 are exempt.

Payments reportable under sections 6041 and 6041A. Only payees listed in items 1 through 7 are generally exempt.

     However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-Misc, Miscellaneous Income, are not exempt from backup withholding:

o    Medical and health care payments.

o    Attorneys' fees.

o    Payments for services paid by a Federal executive agency.

Payments Exempt From Backup Withholding

Payments that are not subject to information reporting also are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations. The following payments are generally exempt from backup withholding.

Dividends and patronage dividends.

o    Payments to nonresident aliens subject to withholding under section 1441.

o Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

o Payments of patronage dividends not paid in money. o Payments made by certain foreign organizations.

o    Section 404(k) distributions made by an ESOP.

Interest payments.

o Payments of interest on obligations issued by individuals. However, if you pay $600 or more of interest in the course of your trade or business to a payee, you must report the payment. Backup withholding applies to the reportable payment if the payee has not provided a TIN or has provided an incorrect TIN.

o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

o    Payments described in section 6049(b)(5) to nonresident aliens.

o    Payments on tax-free covenant bonds under section 1451.

o    Payments made by certain foreign organizations.

o    Mortgage or student loan interest paid to you.

EXEMPT PAYEES DESCRIBED ABOVE MUST STILL COMPLETE THE SUBSTITUTE FORM W-9 ENCLOSED HEREWITH TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE SUBSTITUTE FORM W-9 WITH THE PAYER, REMEMBERING TO CERTIFY YOUR TAXPAYER IDENTIFICATION NUMBER ON PART III OF THE FORM, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING GIVE THE PAYER A COMPLETED FORM W-8 CERTIFICATE OF FOREIGN STATUS.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N of the; Code and their regulations.

     Privacy Act Notice. - Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. - If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to a reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. - If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. - Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.


FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.